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                                                                    EXHIBIT 10.4


                               AMENDMENT NO. 1 TO
                      THE COMMON STOCK INVESTMENT AGREEMENT
                      AND THE REGISTRATION RIGHTS AGREEMENT

      This Amendment No. 1 (this "Amendment") to both the COMMON STOCK INVESTMENT AGREEMENT and the REGISTRATION RIGHTS AGREEMENT by and between JUNO ONLINE SERVICES, INC., a Delaware corporation ("Juno") and THE KINGSTON LIMITED PARTNERSHIP, a Bermuda limited partnership ("Kingston"), dated as of October 6, 2000 (collectively the "Agreements"), is made and entered into as of March 29, 2001, by and between Juno and Kingston. Any capitalized terms not defined herein shall have the meaning given them in the Agreements.

      WHEREAS, Juno entered into the Agreements with Westgate International, L.P., a Cayman Islands exempted company ("Westgate"); and

      WHEREAS, Westgate assigned all of its rights and obligations under the Agreements to Kingston and Kingston accepted such assignment pursuant to an Assignment and Assumption Agreement between Westgate and Kingston dated as of November 20, 2000; and

      WHEREAS, Juno and Kingston desire to amend and modify the Agreements as set forth below, to become effective upon the date hereof;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged,

Kingston and Juno agree as follows:

      1. COMMON STOCK INVESTMENT AGREEMENT. The Common Stock Investment Agreement is amended as follows:


            a. The definition of "Floor Price" in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

      ""Floor Price" shall mean $1.50."

            b. Section 2(g)(vi) is hereby deleted in its entirety and replaced with the following:

            "a number of shares of Common Stock equal to at least 5,000,000 (or, if less, the greatest number of shares of Common Stock that the Company is then permitted to register pursuant to the 1933 Act and the rules and regulations promulgated thereunder) shall have been duly authorized and reserved for issuance with respect to the applicable Purchase Period and shall be available for sale under the Registration Statement, and"
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      2. REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement is
amended as follows:


            The last sentence of Section 2(a) is hereby amended by deleting the number "3,000,000" therein and replacing it with the number "5,000,000."

      3. EFFECT OF AMENDMENT. Except as expressly set forth herein, the Agreements shall continue in full force and effect in accordance with its terms as originally written, and shall constitute the legal, valid, enforceable and binding obligations of Juno and Kingston. Juno and Kingston do hereby reaffirm and ratify the Agreements, as amended.

      4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF NEW YORK, CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. IF ANY PROVISION OF THIS AMENDMENT SHALL BE INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS AMENDMENT IN THAT JURISDICTION OR THE VALIDITY OR ENFORCEABILITY OF ANY PROVISION OF THIS AMENDMENT IN ANY OTHER JURISDICTION. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

      5. COUNTERPARTS. This Amendment may be executed concurrently in two (2) counterparts and by facsimile signatures, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Agreements to be duly executed as of the date and year first above written.


JUNO ONLINE SERVICES, INC.                  THE KINGSTON LIMITED PARTNERSHIP




By:  /s/ Charles Ardai                      By: Kingston Associates Ltd,
    ------------------------------------          General Partner
    Name: Charles Ardai
    Title: President & Chief Executive      By:  /s/ Joshua Nadell
              Officer                            -------------------------------
                                                 Name: Joshua Nadell
                                                 Title: Vice President